UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23709

Monachil Credit Income Fund

(Exact name of registrant as specified in charter)

c/o Monachil Capital Partners LP

1 Sound Shore Drive, Suite 303

Greenwich, CT 06830

212-375-6708

(Address of principal executive offices) (Zip code)

Joseph McNeila

c/o Monachil Capital Partners LP

1 Sound Shore Drive, Suite 303

Greenwich, CT 06830

212-375-6708

(Name and address of agent for service)

With Copies to:

David Baum	Martin H. Dozier
Alston & Bird LLP	Alston & Bird LLP
The Atlantic Building	One Atlantic Center
950 F Street NW	1201 West Peachtree Street
Washington, D.C. 20004	Atlanta, GA 30309
Tel: (202) 239-3300	Tel: (404) 881-7000
Fax: (202) 239-3333	Fax: (404) 881-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.(a) REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

Monachil Credit Income Fund
Annual Report
For the Year Ended December 31, 2024

Monachil Credit Income Fund

For the Fiscal Year Ended December 31, 2024

Monachil Credit Income Fund
Letter to Shareholders
Dear Shareholders,
We are pleased to present this overview of the performance of Monachil Credit Income Fund for the fiscal year ending December 31, 2024. In this letter, we discuss major factors that impacted fiscal year performance. For detailed and timely information about the fund, please visit our website at www.monachilfunds.com, where you can also access our commentaries providing updates on markets, economy, and fund performance.
Thank you for investing in Monachil Credit Income Fund.
Investment Results
For the fiscal year ended December 31, 2024, Monachil Credit Income Fund returned 10.74%. This compares to 8.95% return for our benchmark, Morningstar LSTA US Leveraged Loan Index. We believe active portfolio management was a major contributor to our outperformance against the benchmark this year and hope that our outperformance will continue over an entire credit cycle
Portfolio Overview
At the start of 2024, our portfolio remained positioned in ABS and CLO markets, following the dislocations caused by regional bank failures in early 2023. These markets had provided attractive opportunities throughout the first half of 2023, which we continued to capitalize on as we entered the new year.
As credit spreads rallied through 2024, we began to see limited upside in continuing to hold ABS and CLO paper. We took advantage of price appreciation in these positions, gradually reducing our allocation while generating capital gains for our investors. These timely exits contributed to our outperformance for the fiscal year and were reflected in our distributions.
With capital flowing into public credit — driven in part by insurance companies — market spreads compressed to historically tight levels. At the same time, regional bank exits from certain credit segments, particularly private and bilateral transactions, created new opportunities. Recognizing this shift, we repositioned our portfolio throughout 2024, increasing our exposure to senior-secured private bilateral transactions.
By the end of 2024, the majority of our portfolio was allocated to these private and bilateral transactions — marking a significant evolution from our positioning at the beginning of the year. This reallocation not only reflected the changing opportunity set but also demonstrated our ability to be nimble with our investors’ capital. We continue to believe that private and bilateral transactions offer a compelling risk-adjusted return profile while supporting our borrowers’ growth objectives.
During the course of the year, and in response to significant tightening in credit spreads, we also initiated short positions, especially in high-yield credit. The short positions reflect our view that public credit spreads are at historical tights, leaving limited upside in those markets. Moreover, these positions have performed well and, notably, protected our investors during the relatively short bouts of volatility in 2024, including the August 5th “Volmageddon”. We believe maintaining these positions are key to us achieving a superior risk-adjusted return over the course of a credit cycle.
Our allocation, as well as changes in the portfolio’s composition during the year, helped our shareholders benefit from the rally in credit markets and was one of the drivers of our outperformance against our benchmark. We believe we are well positioned to benefit from the opportunities that a correction in the credit markets would create for us.
We remain confident in the Fund’s performance and we thank you for your continued support.
Regards,
Ali Meli
Managing Partner and Chief Investment Officer

Monachil Credit Income Fund
PERFORMANCE SUMMARY
December 31, 2024 (Unaudited)

Comparison of a Hypothetical $1,000,000 Investment
in the Monachil Credit Income Fund and the Morningstar LSTA US Leveraged Loan Index
For the Period December 2, 2022 through December 31, 2024
	Average Annual Total Returns as of December 31, 2024
	One Year	Since Inception* (Annualized)
Monachil Credit Income Fund**	10.74%	10.77%
Morningstar LSTA US Leveraged Loan Index	8.95%	10.81%

*
The Fund commenced operations on December 5, 2022. (Inception date December 2, 2022)

**
The total return reflects the actual performance for the period and does not include the impact of any adjustments, if any, made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.
Fund plot points and total returns are based on net change in NAV, assuming reinvestment of distributions. The Fund’s results as shown are net of fees. The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.
The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The index is unmanaged and it is not available for investment.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and
Shareholders of Monachil Credit Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Monachil Credit Income Fund, including the consolidated schedule of investments, as of December 31, 2024, consolidated statement of operations and the consolidated statement of cash flows for the year ended December 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period of December 5, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Monachil Credit Income Fund as of December 31, 2024, the results of its operations and its cash flows for the year ended December 31, 2024 and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period of December 5, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2022.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodians and private companies, when replies were not received from private companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania February 28, 2025

Monachil Credit Income Fund
Consolidated Schedule of Investments
As of December 31, 2024

Principal Amount		Value
	ASSET-BACKED SECURITIES – 26.2%
	OTHER ABS – 1.0%
$160,144	Lunar Aircraft, Ltd. Series 2020-1A, Class A, 3.376%, 2/15/20451,2	$154,355
	MetroNet Infrastructure Issuer LLC
25,000	Series 2023-1X, Class A2, 6.560%, 4/20/20532	25,651
25,000	Series 2023-1X, Class B, 8.010%, 4/20/20532	25,940
		205,946
	COLLATERALIZED LOAN OBLIGATIONS – 15.5%
	Barrow Hanley CLO II, Ltd.
250,000	Series 2023-2X, Class C, 8.117% (3-Month Term SOFR+350 basis points), 10/20/20352,3	254,567
250,000	Series 2023-2X, Class E, 12.987% (3-Month Term SOFR+837 basis points), 10/20/20352,3	253,723
	BCC Middle Market CLO
250,000	Series 2023-1A, Class D, 11.267% (3-Month Term SOFR+665 basis points), 7/20/20351,2,3	256,920
250,000	Series 2023-1A, Class E, 14.457% (3-Month Term SOFR+984 basis points), 7/20/20351,2,3	253,501
250,000	Canyon Capital CLO, Ltd. Series 2023-1X, Class E, 12.597% (3-Month Term SOFR+798 basis points), 10/15/20362,3	260,845
250,000	Carlyle US CLO, Ltd. Series 2023-2X, Class D1, 9.617% (3-Month Term SOFR+500 basis points), 7/20/20362,3	257,297
	CIFC-LBC Middle Market CLO LLC
250,000	Series 2023-1I, Class C, 8.917% (3-Month Term SOFR+430 basis points), 10/20/20352,3	254,224
500,000	Series 2023-1I, Class D, 11.117% (3-Month Term SOFR+650 basis points), 10/20/20352,3	513,922
250,000	Series 2023-1I, Class E, 13.917% (3-Month Term SOFR+930 basis points), 10/20/20352,3	252,696
250,000	Fortress Credit BSL Limited Series 2023-2X, Class D, 10.887% (3-Month Term SOFR+627 basis points), 7/24/20362,3	257,452
250,000	Man US CLO, Ltd. Series 2023-1A, Class D, 10.467% (3-Month Term SOFR+585 basis points), 7/20/20351,2,3	255,141
167,500	New Mountain Guardian IV Rated Series 2023-1A, Class A2, 9.826% (3-Month Term SOFR+450 basis points), 8/15/20361,2,3,4	167,500
		3,237,788
	CONSUMER ABS – 9.7%
200,000	Auxilior Term Funding LLC Series 2023-1A, Class E, 10.970%, 12/15/20321,2	205,732

Monachil Credit Income Fund
Consolidated Schedule of Investments — Continued
As of December 31, 2024

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
	CONSUMER ABS (Continued)
$29,923	Bank of America Auto Trust Series 2023-1A, Class A2, 5.830%, 5/15/20261,2	$29,958
4,407	CarMax Auto Owner Trust Series 2021-2, Class A4, 0.810%, 12/15/20262	4,357
	Carvana Auto Receivables Trust
58,877	Series 2021-P1, Class A4, 0.860%, 1/11/20272	58,294
41,677	Series 2023-P5, Class A2, 5.770%, 4/12/20271,2	41,796
610	Series 2024-P1, Class A2, 5.500%, 8/10/20271,2	612
1,000	Series 2023-P4, Class C, 6.550%, 12/10/20291,2	1,034
1,000	Series 2024-P1, Class C, 5.570%, 7/10/20301,2	1,000
1,000	Series 2024-P1, Class D, 6.250%, 3/10/20311,2	1,010
100,323	CNH Equipment Trust Series 2023-B, Class A2, 5.900%, 2/16/20272	100,697
100,000	CP EF Asset Securitization II LLC Series 2023-1X, Class C, 7.560%, 3/15/20332	97,018
92,039	DLLAA LLC Series 2023-1X, Class A2, 5.930%, 7/20/20262	92,412
118,270	DT Auto Owner Trust Series 2023-3A, Class A, 6.290%, 8/16/20271,2	118,703
2,120	Enterprise Fleet Financing LLC Series 2021-3, Class A2, 0.770%, 8/20/20271,2	2,115
85,730	Foundation Finance Trust Series 2023-1X, Class D, 9.180%, 12/15/20432	91,371
	GLS Auto Receivables Trust
28,469	Series 2023-2X, Class A2, 5.700%, 1/15/20272	28,493
100,000	Series 2023-2X, Class D, 6.310%, 3/15/20292	101,479
28,328	GM Financial Consumer Automobile Receivables Trust Series 2021-4, Class A3, 0.680%, 9/16/20262	28,066
97,313	Goodleap Sustainable Home Solutions Trust Series 2023-4CX, Class B, 8.250%, 3/20/20572	90,315
500,000	Lendmark Funding Trust Series 2023-1X, Class D, 8.690%, 5/20/20332	505,723
18,003	Mercedes-Benz Auto Receivables Trust Series 2021-1, Class A3, 0.460%, 6/15/20262	17,889
100,000	OneMain Financial Issuance Trust Series 2023-2X, Class D, 7.520%, 9/15/20362	103,641
	Upstart Securitization Trust
58,613	Series 2023-2X, Class A, 6.770%, 6/20/20332	58,836
250,000	Series 2023-2X, Class B, 7.920%, 6/20/20332	255,620
		2,036,171
	TOTAL ASSET-BACKED SECURITIES (Cost $5,338,910)	5,479,905

Monachil Credit Income Fund
Consolidated Schedule of Investments — Continued
As of December 31, 2024

Principal Amount		Value
	BANK LOANS – 68.7%
	AIRLINES – 0.2%
$38,945	SkyMiles IP Ltd 8.087% (3-Month Term SOFR+375 basis points), 9/16/20272,3	$39,693
	BILATERAL LOAN – 10.0%
2,090,689	NH Cash Investment 22.000%, 10/18/20274	2,090,689
	CONSUMER LOAN POOLS – 58.5%
5,876,529	Capsource Venture 14.000%, 3/21/20344	6,256,005
2,240,091	Innovate Master Trust Series 2023-1 17.749%, 11/7/20364	624,986
5,370,968	Stratus Financial LLC 12.568%, 8/6/20344	5,370,968
		12,251,959
	TOTAL BANK LOANS (Cost $14,788,147)	14,382,341
	CORPORATE BOND – 0.0%
	INVESTMENT COMPANIES – 0.0%
1,000	Ares Capital Corp 3.250%, 7/15/20252	991
	TOTAL CORPORATE BOND (Cost $981)	991
	U.S. TREASURY BILLS – 4.8%
	United States Treasury Bill
100,000	4.47%, 1/2/2025	100,000
900,000	4.25%, 1/30/2025	897,044
		997,044
	TOTAL U.S. TREASURY BILLS (Cost $996,910)	997,044
	TOTAL INVESTMENTS – 99.7% (Cost $21,124,948)	20,860,281
	Assets in Excess of Other Liabilities – 0.3%	68,996
	TOTAL NET ASSETS – 100.0%	$20,929,277

LLC — Limited Liability Company
US — United States
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,489,377, which represents 7.1% of the total net assets of the Fund.
2 Callable.

Monachil Credit Income Fund
Consolidated Schedule of Investments — Continued
As of December 31, 2024

3 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
4 The value of these securities was determined using significant unobservable inputs. These are reported as level 3 securities in the Fair Value Hierarchy.
5 Includes Cash, Cash equivalents, Dividends and interest, and Total liabilities.
Contracts	Expiration Date	Number of Contracts	Notional Value	Value at December 31, 2024	Unrealized Appreciation (Depreciation)
Equity Futures
Short Contracts
CBOE IBOXX ISHARES	March 4, 2025	(24)	$(4,021,350)	$(3,975,480)	$45,870
TOTAL FUTURES CONTRACTS			$(4,021,350)	$(3,975,480)	$45,870
See accompanying Notes to Consolidated Financial Statements.

Monachil Credit Income Fund
Consolidated Summary of Investments
As of December 31, 2024

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Consumer Loan Pools	58.5%
Bilateral Loan	10.0%
Airlines	0.2%
Total Bank Loans	68.7%
Asset-Backed Securities
Collateralized Loan Obligations	15.5%
Consumer ABS	9.7%
Other ABS	1.0%
Total Asset-Backed Securities	26.2%
U.S. Treasury Bills	4.8%
Corporate Bond
Investment Companies	0.0%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%
See accompanying Notes to Consolidated Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2024

Assets:
Investments, at value (cost $21,124,948)	$20,860,281
Cash	396,164
Cash deposited with broker for Futures	230,452
Variation margin on futures contracts (Note 2)	840
Receivables:
Due from Investment Manager	138,290
Interest	315,349
Investment securities sold	279,491
Other receivable	169,600
Prepaid expenses	18,392
Total assets	22,408,859
Liabilities:
Foreign currency due to custodian, at value (proceeds $11)	10
Payables:
Accounts Payable	102,404
Fund shares redeemed	199,200
Auditing fees	15,000
Chief Compliance Officer fees	5,612
Other accrued expenses	286,388
Total liabilities	608,614
Commitments and contingencies (Note 11)	870,968
Net Assets	$20,929,277
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES — Continued
As of December 31, 2024

Components of Net Assets:
Paid-in Capital	$20,994,525
Total accumulated deficit	(65,248)
Net Assets	$20,929,277
Maximum Offering Price per Share
Class I Shares:
Shares Outstanding
Shares of common stock issued and outstanding	2,085,205
Net asset value per share	$10.04
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2024

Investment Income:
Interest	$3,073,092
Total investment income	3,073,092
Expenses:
Incentive fees	322,216
Legal fees	250,689
Investment Manager fees	260,522
Fund administration fees	84,286
Chief Compliance Officer fees	66,849
Transfer agent fees and expenses	64,893
Shareholder reporting fees	53,506
Custody fees	44,736
Fund accounting fees	37,730
Trustees’ fees and expenses	31,000
Registration fees	23,908
Auditing fees	15,000
Insurance fees	1,370
Miscellaneous	250,257
Total expenses, before waivers	1,506,962
Less: Investment Manager fees waived	(260,522)
Voluntary waiver of incentive fees	(322,216)
Other expenses absorbed	(399,206)
Net expenses	525,018
Net Investment Income	2,548,074
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	76,895
Foreign currency transactions	10,288
Future contracts	(98,042)
Net realized loss	(10,859)
Net change in unrealized appreciation/depreciation on:
Investments	(422,382)
Foreign currency transactions	(388)
Futures contracts	45,870
Net change in unrealized appreciation/depreciation	(376,900)
Net realized and unrealized gain (loss) on investments	(387,759)
Net increase (decrease) in net assets resulting from operations	$2,160,315
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,548,074	$1,787,483
Net realized loss on investments	(10,859)	(1,605,875)
Net change in unrealized appreciation/depreciation on investments	(376,900)	1,757,262
Net increase in net assets resulting from operations	2,160,315	1,938,870
Distributions to Shareholders:
Distributions:
Class I	(2,277,319)	(1,864,594)
Total distributions to shareholders	(2,277,319)	(1,864,594)
Capital Transactions:
Sale of Shares
Class I	704,024	6,400,000
Reinvestment of distributions:
Class I	33,071	—
Shares Repurchased
Class I	(400,050)	(200,600)
Net increase in net assets from capital transactions	337,045	6,199,400
Total increase in net assets	220,041	6,273,676
Net Assets:
Beginning of year	20,709,236	14,435,560
End of year	$20,929,277	$20,709,236
Capital Share Transactions:
Sale of Shares
Class I	70,021	630,620
Shares reinvested:
Class I	3,312	—
Shares Repurchased
Class I	(40,005)	(20,000)
Net increase in capital share transactions	33,328	610,620
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2024

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,160,315
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term portfolio investments	(16,802,456)
Sales of long-term portfolio investments	12,208,539
Purchases of short-term portfolio investments	(28,589,675)
Sales of short-term portfolio investments	36,805,604
Increase in dividends and interest	(60,361)
Decrease in due from investment manager	379,690
Increase in investment securities sold	(217,152)
Increase in other receivable	(106,755)
Increase in prepaid expenses	(4,818)
Variation margin on futures contracts	(840)
Decrease in trustees’ fees and expenses	(10,000)
Increase in accounts payable	102,404
Increase in auditing fees	15,000
Decrease in investment securities purchased	(4,545,650)
Increase in chief compliance officer fees	1,355
Increase in accrued other expenses	220,458
Increase in commitments and contingencies	870,968
Net amortization on investments	(231,285)
Net realized (gain) loss	(87,183)
Net change in unrealized (appreciation)/depreciation on investments	422,770
Net cash provided by (used for) operating activities	2,530,928
Cash flows provided by financing activities:
Proceeds from shares sold	704,024
Dividends paid to shareholders, net of reinvestments	(2,244,248)
Cost of shares redeemed	(401,450)
Net cash used for financing activities	(1,941,674)
Net increase in cash and foreign currency	589,254
Cash and foreign currency:
Beginning of period	37,352
End of period	$626,606
End of year Cash Balances
Cash and Foreign currency	396,154
Cash Deposited with broker	230,452
End of period:	$626,606
Non-cash financing activities not included herein consist of $33,071 of reinvested dividends.
Non-cash financing activities not included herein consist of ($98,042) of Futures Gain (Loss).
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Period December 5, 2022* through December 31, 2022
Net asset value, beginning of period	$10.09	$10.02	$10.00
Income from Investment Operations:
Net investment income1	1.232	0.98	0.07
Net realized and unrealized gain (loss) on investments	(0.19)	0.10	0.02
Total from investment operations	1.04	1.08	0.09
Less Distributions:
From net investment income	(0.96)	(1.01)	—
From return of capital	—	—	(0.07)
From net realized gain	(0.13)	—	—
Total distributions	(1.09)	(1.01)	(0.07)
Net asset value, end of period	$10.04	$10.09	$10.02
Total return3	10.96%	11.37%	0.91%4
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,929	$20,709	$14,436
Gross investment income (loss) to average net assets	7.51%	4.22%	(7.73)%5
Net investment income to average net assets	12.23%	9.35%	9.41%5
Ratio of gross expenses to average net assets	7.23%	7.91%	21.06%5
Ratio of net expenses to average net asets	2.52%6	2.78%	3.93%5
Portfolio turnover rate	66%	136%	0%4

* Commencement of operations.
1 Based on average shares outstanding for the period.
2 Amount includes a non-recurring, one-time payment of litigation and recovery of previously paid expenses. The per share Impact to the net investment income is $0.03.
3 Total return would have been lower had fees not been waived or absorbed by the Investment Manager. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Class I Shares.
4 Not annualized.
5 Annualized.
6 The ratio of net expense to average net average net assets would have been 4.07% had the Investment Manager not voluntary waived the incentive fee.
See accompanying Consolidated Notes to Financial Statements.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements
December 31, 2024

Note 1 — Organization
Monachil Credit Income Fund (“Fund”) was organized as a Delaware statutory trust on June 3, 2021, and operates under an Amended and Restated Agreement and Declaration of Trust dated July 13, 2022 (the “Declaration of Trust”). The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.
The Fund intends to operate as an interval fund, pursuant to Rule 23c-3, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value (“NAV”).
The Fund commenced operations on December 5, 2022. Simultaneous with the commencement of the Fund’s operations, Wolf River INV LLC (the “Predecessor Fund”), a Delaware limited liability company, reorganized with, and transferred substantially all its assets and remaining liabilities into, the Fund in exchange for 1,431,157 Class I shares valued at $14,311,572. The Predecessor Fund had substantially the same investment objective and strategies as those of the Fund. The Fund and the Predecessor Fund share the same investment manager and portfolio managers. The Agreement and Plan of Reorganization was approved by the Fund’s Board of Trustees (the “Board”) on June 8, 2022. The reorganization was accomplished at the close of business on December 2, 2022.
Cash, interest receivable and securities of the Predecessor Fund were the primary assets received by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.
Monachil Capital Partners LP serves as the investment manager (the “Investment Manager”) of the Fund. The Investment Manager is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.
The Fund’s primary investment objective is to provide investors with current income and attractive risk adjusted returns with low correlation to the equity and fixed income markets.
The Fund has registered two separate classes of Shares designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. Only Class I Shares have been offered as of December 31, 2024.
(a) Consolidation of Subsidiary
The Fund may seek to provide exposure to certain securities that are not freely tradeable in the U.S., such as Regulation S securities, as well as certain other securities that can only be purchased or held by a non-U.S. person or where it may be advantageous for the asset to be held by a non-U.S. person (“other restricted non-U.S. securities”) by investing through Wolf River Cayman Ltd. and Taffy III Ltd., wholly owned and controlled subsidiaries Wolf River Cayman Ltd. had no operation for the year ended December 31, 2024. Taffy III Ltd. (the “Subsidiary”) may invest in Regulation S securities and other restricted non-U.S. securities. Regulation S securities are debt or equity securities of U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the Securities Act of 1933, as amended. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by the

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

Investment Manager and has the same investment objective as the Fund. The Subsidiary may also hold cash and invest in other instruments, including fixed-income investments, that are not Regulation S securities or other restricted non-U.S. securities, either as investments or to serve as margin or collateral for the Subsidiary’s Regulation S or other restricted non-U.S securities positions.
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of their consolidated financial statements. The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
Pursuant to Rule 2a-5, the Board has designated the Investment Manager as its valuation designee (“Valuation Designee”) to perform the fair value determinations relating to all the Fund’s investments. The Investment Manager may carry out its designated responsibilities as Valuation Designee through a committee. The Fund values its investments in accordance with valuation procedures of the Fund (“Valuation Procedures”) and the Investment Manager. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Investment Manager in good faith, taking into consideration all available information and other factors that the Investment Manager deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s NAV, the Investment Manager, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Investment Manager generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Investment Manager may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s Valuation Procedures:
Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Other fixed-income securities may be valued by an outside pricing service overseen by the Investment Manager. The pricing service may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Investment Manager, in accordance with the valuation policy and procedures approved by the Board. To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.
Futures contracts are typically exchange traded and valued at the last reported sale on the principal exchange in which the security is traded.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.
If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Investment Manager will make a determination in good faith of the fair value of the security. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.
The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gains or losses from investments and foreign currency.
Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.
(c) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“Forward Contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates and are subject to the translations of foreign exchange rates fluctuations. All Forward Contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the Forward Contract is settled. Counterparties to these Forward Contracts are major U.S. financial institutions.
(d) Futures
A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time, (“Future Contract”). The value of a Future Contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, Future Contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

(e) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(f) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RIC”), and to distribute substantially all of its net investment income and any net realized gains to its shareholders. However, the Fund did not qualify as a RIC for the period from the commencement of operations on December 5, 2022 through December 31, 2022 given the short time period since the Fund commenced operations. As such, the Fund was taxed as a corporation for the period from the commencement of operations on December 5, 2022 through December 31, 2022. For the fiscal years ended December 31, 2023, and December 31, 2024, the Fund qualified as a RIC, and intends to continue to qualify. Corporate taxes incurred by the Fund during the period it was not a regulated investment company were paid by the Investment Manager through fee waivers or expense reimbursements pursuant to the terms of the Expense Limitation and Reimbursement Agreement as detailed in Note 3. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for consolidated financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the periods from the commencement of operations on December 5, 2022 through December 31, 2022, the years ended December 31, 2023 and December 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(g) Distributions to Shareholders
The Fund plans to make monthly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a monthly distribution and net capital gains, if any, earned each year.
Note 3 — Investment Advisory and Other Agreements
The Fund entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Under the terms of the Agreement, the Fund pays the Investment Manager an investment management fee (the “Management Fee”) that consists of two components: (i) an advisory fee (the

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

“Advisory Fee”), and (ii) an incentive fee (the “Incentive Fee”). The Fund pays the Investment Manager a monthly Advisory Fee equal to 1.25% on an annualized basis of the Fund’s average daily Managed Assets for the period. The Advisory Fee is paid to the Investment Manager out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.
The Advisory Fee is paid to the Investment Manager before giving effect to any repurchase of Shares of the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Advisory Fee is accrued daily, is due, and payable monthly in arrears within ten (10) Business Days after the end of the month.
The Investment Manager does not receive separate compensation from the Subsidiary for providing them with investment management or administrative services.
The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter. The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the fiscal quarter, minus the Fund’s operating expenses for the quarter. For such purposes, the Fund’s operating expenses will include the Advisory Fee, but will exclude the Incentive Fee. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund Shares reduced by amounts paid in connection with purchases of Fund Shares pursuant to the Fund’s share repurchase program.
The portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.765% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Investment Manager with an Incentive Fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.765% of adjusted capital in any fiscal quarter; and 15% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.765% in any fiscal quarter is payable to the Investment Manager once the hurdle rate is reached and the catch-up is achieved. For the year ended December 31, 2024 the incentive fee was $322,216 of which the Investment Manager voluntary waive as reported in the Consolidated Statement of Operations.
The calculation of the Incentive Fee for each fiscal quarter is as follows:
No Incentive Fee is payable in any fiscal quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate; 100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.765% in any fiscal quarter (7.06% annualized) is payable to the Investment Manager and 15% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.765% in any fiscal quarter (7.06% annualized) is payable to the Investment Manager once the hurdle rate is reached and the catch-up is achieved, (15% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Investment Manager).
The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding the Management Fee, taxes, borrowing and other investment-related costs and fees paid to unaffiliated third parties including interest payments on borrowed funds, loan origination fees, loan servicing fees, loan collection and administration fees and expenses, interest and commitment fees, distribution or servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets of Class I Shares. (the “Expense Limit”). Additionally, under the Expense Limitation and Reimbursement Agreement, the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume payment of any RIC Non-Qualification Taxes up to a maximum of $1 million in a tax year for Fund’s first

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

two tax years or periods, subject to extensions for future tax years. For a period not to exceed three years from the date on which a waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the expense limit in effect at the time of waiver or the expense limit in effect at the time of recoupment, whichever is lower. A Waiver for RIC Non-Qualification Taxes is not subject to recoupment. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends on April 30, 2025. After its initial two-year term, the Expense Limitation and Reimbursement Agreement is subject to renewal annually for one-year terms thereafter. The Investment Manager has extended the Expense Limitation and Reimbursement Agreement for an additional one-year term, which ends on April 30, 2026.
At December 31, 2024, the amount of these potentially recoverable expenses was $1,824,480. The Investment Manager may recapture all or a portion of this amount no later than December 31st of the year stated below:
2025	$183,117
2026	981,635
2027	659,728
Total	$1,824,480
UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, formally (UMB Distribution Services, LLC), n.a., an affiliate of UMBFS, serves as the Fund’s custodian; and Distribution Services, LLC serves as the distributor of the shares of the fund.
The Fund’s Chief Compliance Officer is an employee of Accredence, LLC.
Note 4 — Federal Income Taxes
At December 31, 2024, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$21,124,948
Gross unrealized appreciation	606,697
Gross unrealized depreciation	(871,364)
Net unrealized depreciation on investments	$(264,667)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the tax year ended December 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Earnings
$1,680,925	$(1,680,925)

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

As of December 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$629,442
Undistributed long-term capital gains	—
Tax accumulated earnings	629,442
Accumulated capital and other losses	(430,024)
Unrealized depreciation on investments and foreign currency	(264,666)
Total accumulated deficit	$(65,248)
The tax character of distributions paid during the fiscal year ended December 31, 2024 and December 31, 2023 were as follows:
	2024	2023
Ordinary income	$2,277,319	$668,440
Net long-term capital gains	—	—
Return of Capital	—	1,196,154
Total distributions paid	$2,277,319	$1,864,594
As of December 31, 2024, the Fund had a short-term capital loss carryforward of $430,024. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code Limitations.
Note 5 — Investment Transactions
For the year ended December 31, 2024, purchases and sales of investments, excluding short-term investments, were $16,802,456 and $11,514,368, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value is more subjective. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2024, in valuing the Fund’s assets carried at fair value:
Monachil Credit Income Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities
Consumer ABS	$—	$2,036,171	$—	$2,036,171
Collateralized Loan Obligations	—	3,070,288	167,500	3,237,788
Other ABS	—	205,946	—	205,946
Bank Loans
Airlines	—	39,693	—	39,693
Bilateral Loans	—	—	2,090,689	2,090,689
Consumer Loan Pools	—	—	12,251,959	12,251,959
Corporate Bonds	—	991	—	991
United States Treasury Bills	—	997,044	—	997,044
Total Investments	$—	$6,350,133	$14,510,148	$20,860,281
Other Financial Instruments
Futures*	$45,870	—		$45,870
Total Assets	$45,870	$6,350,133	$14,510,148	$20,906,151

* The fair value of the Fund’s investment represents the net unrealized appreciation as of December 31, 2024.

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Consumer ABS	Collateralized Loan Obligations	Bilateral Loans	Consumer Loan Pools
Balance as of December 31, 2023	$187,490	$—	$—	$1,964,978
Transfers into Level 3	—	87,500	—	—
Transfers out of Level 3	(187,490)	—	—	—
Total realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/ (depreciation)	—	—	—	(424,357)
Amortization	—	—	—	74,951
Net purchases	—	80,000	2,777,099	12,838,231
Net sales	—	—	(686,410)	(2,137,171)
Return of Capital	—	—	—	(64,673)
Balance as of December 31, 2024	$—	$167,500	$2,090,689	$12,251,959
Valuation techniques and unobservable inputs of Level 3 assets measured at fair value as of December 31, 2024 are as follows:
	Fair Value as of December 31, 2024	Valuation Techniques	Unobservable Input	Inputs
Assets
Collateralized Loan Obligations	$167,500	Market Approach	Estimated liquidation value	N/A
Bilateral Loans	$2,090,689	Market Approach	Estimated liquidation value	N/A
Consumer Loan Pools	$12,251,958	Market Approach	Estimated liquidation value	N/A
An increase to the input would result in an increase to the valuation of the Level 3 securities. A decrease to the input would result in a decrease to the valuation of the Level 3 securities.
Note 8 — Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in futures contracts during the period ended December 31, 2024.
The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the fund as of December 31, 2024 by risk category are as follows:
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Consolidated Statement of Asset and Liabilities Location	Value	Consolidated Statement of Asset and Liabilities Location	Value
Equity contracts	Unrealized appreciation on futures contracts	$45,870	N/A	—
Total		$45,870		$—

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

The effects of the Fund’s derivative instruments on the Consolidated Statement of Operations for the period ended December 31, 2024 are as follows:
Realized Gain/Loss on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Commodity contracts	$1,990	$1,990
Equity contracts	(98,838)	(98,838)
Index contracts	(1,194)	(1,194)
Total	$(98,042)	$(98,042)
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Total
Commodity contracts	$—	$—
Equity contracts	45,870	45,870
Index contracts	—	—
Total	$45,870	$45,870
The quarterly average volumes of derivative instruments in the Fund as of December 31, 2024 are as follows:
Derivatives not designated as hedging instruments		Notional Value
Index contracts	Long futures contracts	$6,741
Equity contracts	Short futures contracts	$(2,634,350)
Note 9 — Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its consolidated financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented for the Fund.
A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund’s Consolidated Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Consolidated Statement of Assets and Liabilities to present. There were no gross amounts of the financial instruments or corresponding amounts related to financial instruments/cash collateral not offset as of December 31, 2024.
Note 10 — Limited Liquidity
The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of Shares, makes quarterly offers to repurchase Shares. No shareholder will have the right to require the Fund to repurchase its Shares, except as permitted by the Fund’s interval

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

structure. No public market for the Shares exists, and none is expected to develop in the future. Consequently, shareholders will not be able to liquidate their investment other than as a result of repurchases of their Shares by the Fund, and then only on a limited basis.
The Fund has adopted, pursuant to Rule 23c-3 under the Investment Company Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% of its Shares at NAV on a regular schedule.
Data regarding the repurchase offers conducted by the Fund for the year ended December 31, 2024 are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	February 27, 2024	May 29, 2024	August 30, 2024	November 29, 2024
Repurchase Request	March 28, 2024	June 28, 2024	September 30, 2024	December 31, 2024
Repurchase Pricing date	March 28, 2024	June 28, 2024	September 30, 2024	December 31, 2024
Net Asset Value as of Repurchase Offer Date
Class I Shares	$10.06	$10.04	$10.04	$9.96
Amount Repurchased	—	—	$200,800	$199,200
Class I Shares	—	—	20,000	20,000
Percentage of Outstanding Shares Repurchased
Class I Shares	—%	—%	0.96%	0.95%
In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. For IRA investors an annual maintenance fee of $50 will be charged on all accounts. During the year ended a redemption of an annual maintenance fee of $50 was charged in Class I, in regard to a traditional IRA.
Note 11 — Commitments
The following table summarizes the commitment as of December 31, 2024.
Bank Loan
Stratus Financial LLC	$870,968
Note 12 — Litigation Recovery
On September 26, 2024, Taffy III Ltd. received a non-recurring, one-time payment of $68,673 from the settlement of litigation and recovery of previously paid expenses.
Note 13 — Control Ownership
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of December 31, 2024, a trustee and officer of the Trust owns approximately 58% and a unaffiliated shareholder owns approximately 40% of the outstanding Class I shares of the Fund.
Note 14 — Risk Factors
An investment in the Fund involves various risks. The Fund allocates assets to investment funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity,

Monachil Credit Income Fund
Notes to Consolidated Financial Statements — Continued
December 31, 2024

fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 15 — Recent Accounting Pronouncements
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. The amendments are effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. Management has evaluated the impact of adopting this guidance with respect to the financial statements and disclosures and determined there is no impact for the Fund.
Note 16 — Events Subsequent to the Fiscal Period End
In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements other than the following:
Taffy III Ltd. transferred all assets and liabilities to the Fund on January 21, 2025 given that the Investment Manager determined that the use of Taffy III Ltd. was not currently needed for attempting to meet the Fund’s investment objective.

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited)
December 31, 2024

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Thomas G. Knipper Year of Birth: 1957	Trustee	Since June 2022	Retired; Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	1	Trustee, Investment Managers Series Trust II (a registered investment company with 90 portfolios)
Margaret E. Wyrwas Year of Birth: 1958	Trustee	Since June 2022	Retired; Chief Marketing Officer and Managing Director, AQR Capital Management (2012 – 2015)	1	Director, PanAgora Asset Management, Inc. (financial services firm) (2018 – present); Harvard Business School Alumni Board (2017 – 2023)

Monachil Credit Income Fund
FUND MANAGEMENT (Unaudited) — Continued
December 31, 2024

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Ali Meli^ Year of Birth: 1981	Trustee, Chairman of the Board, President and Chief Executive Officer	Since June 2021	Founder and Managing Partner, Monachil Capital Partners (financial services firm) (2019 – Present); Partner, Goldman Sachs Group (financial services firm) (2004 – 2019)	1	None
Joseph McNeila Year of Birth: 1963	Treasurer, Chief Financial Officer, and Secretary	Since June 2022	President, Chief Financial Officer and Chief Operating Officer, Monachil Capital Partners (financial services firm) (2021 to present); Managing Director, Goldman Sachs (2018 – 2021); Partner, Copper Street Capital LLP (financial services firm) (2015 to 2018)	N/A	N/A
John Ramirez Year of Birth: 1977	Chief Compliance Officer	Since April 2023	Partner, Practus (law firm) (2019 – Present); Founder and Principal, Accredence (compliance consultant) (2018 – Present)	N/A	N/A

* Trustees and officers serve until their successors have been duly elected
^ “Interested person” of the Trust as that term is defined under the Investment Company Act because of his affiliation with Monachil Capital Partners LP, the Fund’s Investment Manager.

Monachil Credit Income Fund
PRIVACY POLICY
(Unaudited)

FACTS	WHAT DOES MONACHIL CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
•
Social Security number

•
Assets

•
Retirement Assets

•
Transaction History

•
Checking Account Information

•
Purchase History

•
Account Balances

•
Account Transactions

•
Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the information Monachil Credit Income Fund chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Monachil Credit Income Fund Share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.
Questions?	Call (855) 552-5520

Monachil Credit Income Fund
PRIVACY POLICY — Continued
(Unaudited)

Who we are
Who is providing this notice?	Monachil Credit Income Fund
What we do
How does Monachil Credit Income Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Monachil Credit Income Fund collect my personal information?
We collect your personal information, for example, when you:
•
open an account

•
provide account information

•
give us your contact information

•
make deposits or withdrawals from your account

•
make a wire transfer

•
tell us where to send money

•
tells us who receives the money

•
show your government-issued ID

•
show your driver’s license

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
•
sharing for affiliates’ everyday business purposes-information about your creditworthiness

•
affiliates from using your information to market to you

•
sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Monachil Credit Income Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Monachil Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Monachil Credit Income Fund does not jointly market.

Monachil Credit Income Fund
FUND INFORMATION (Unaudited)
December 31, 2024

	TICKER	CUSIP
Monachil Credit Income Fund – Class I Shares	MONIX	60886J200
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (855) 552-5520.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (855) 552-5520.or on the SEC website at www.sec.gov.
Consideration of Investment Advisory Agreement
At an in-person meeting of the Board of Trustees of the Trust held on September 12, 2024, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as the term is defined in the Investment Company Act) of the Trust (the “Independent Trustees”)), approved the renewal of the Agreement for the Fund. In advance of the meeting, the Independent Trustees requested and received extensive materials from Monachil Capital Partners LP to assist them in considering the renewal of the Agreement. The materials provided by the Investment Manager contained information with respect to the factors noted below.
The Trustees engaged in a detailed discussion of the materials with management of the Investment Manager. Following this discussion, the full Board approved the continuation of the Agreement for the Fund.
Discussion of Certain Factors Considered
Nature, Extent And Quality Of Services. The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by Monachil to the Fund under the Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by Monachil, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of Monachil providing the investment advisory and/or administrative services to the Fund. The Board determined that Monachil’s key personnel were well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Monachil’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board then reviewed the capitalization of Monachil based on information provided by and representations made by representatives of Monachil and concluded that Monachil was sufficiently well-capitalized, or its principal had the ability to make additional contributions in order for it to meet its obligations to the Fund. The Board concluded that the overall quality of the advisory and administrative services to be provided by Monachil was satisfactory.
Performance. The Trustees considered the performance of the Fund compared to its primary benchmark, the Morningstar LSTA US Leveraged Loan Index, and its similarly situated closed-end interval funds deemed to be comparable to the Fund (“Peer Group”). The Trustees noted that the Fund had slightly underperformed its benchmark for the 1 year period ended December 31, 2023, but that performance had

Monachil Credit Income Fund
FUND INFORMATION (Unaudited) — Continued
December 31, 2024

improved versus the Fund’s benchmark for the first half of 2024, slightly outperforming the benchmark for the six month period although the Fund had underperformed its Peer Group median for the one year period ended June 30, 2024. After further discussion, It was the consensus of the Trustees that the Fund’s performance was reasonable.
Fees and Expenses. The Board reviewed comparative information prepared by Broadridge, including, among other data, the Fund’s contractual and net Management Fee and total expenses as compared to Peer Group. The Board considered the Fund’s ranking within the Peer Group. The Board noted that Monachil charges a 1.25% annual Advisory Fee based on the average net assets of the Fund, which is median for the Peer Group. The Board considered that the Agreement provides that Monachil may earn an Incentive Fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Fund to the Monachil than the fee rate stated in the Agreement. The Board also considered Monachil’s Operating Expenses Limitation Agreement with the Fund whereby Monachil agrees to reimburse the Fund’s operating expenses to ensure that total annual expenses (excluding the Management Fee, taxes, borrowing and other investment-related costs and fees paid to unaffiliated third parties including interest payments on borrowed funds, loan origination fees, loan servicing fees, loan collection and administration fees and expenses, interest and commitment fees, distribution or servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 0.50% of the average daily net assets for each of Class I shares and Class A shares. The Trustees concluded that the proposed Advisory Fee to be charged by Monachil was not unreasonable in light of Monachil’s expertise and the quality of the services the Fund expects to receive from Monachil.
Profitability. The Trustees also considered the financial condition of Monachil and the level of assets under management needed in the Fund in order for it to become profitable. The Trustees reviewed and considered the profitability report and analysis and selected financial information provided by Monachil. With respect to Monachil, the Trustees concluded that based on the services provided and the projected growth of the Fund, the anticipated profits from Monachil’s relationship with the Fund were not excessive.
Economies of Scale. The Trustees considered whether the Fund will realize economies of scale, noting that the proposed management fee for the Fund does not contain breakpoints. The Trustees considered that material economies of scale may not be achieved in the near term, as an increase in assets would mostly likely not decrease the amount of advisory service required to be provided to the Fund, and so economies of scale was not a relevant consideration at this time. The Trustees took into account that economies of scale may be considered in the future.
Conclusion. Having requested and received such information from Monachil as the Trustees believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that renewal of the Agreement was in the best interests of the Fund and its future shareholders. In considering the Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Trust’s surrounding circumstances.

Monachil Credit Income Fund
FUND INFORMATION (Unaudited) — Continued
December 31, 2024

MONACHIL CREDIT INCOME FUND
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212 (855) 552-5520
Investment Manager Monachil Capital Partners LP 1 Sound Shore Drive, Suite 303 Greenwich, CT 06830	Transfer Agent / Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank UMB Bank, n.a. 1010 Grand Boulevard Kansas City, MO 64106	Distributor Distribution Services, LLC 3 Canal Plaza, Suite 100 Portland, ME 04101
Independent Registered Public Accounting Firm Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street, Suite 2900 Philadelphia, PA 19102	Fund Counsel Alston & Bird LLP 950 F St. NW Washington, DC 20004

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer and principal financial officer.

(b)  No information needs to be disclosed pursuant to this paragraph.

(c)  The Registrant has made no amendments to its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the report to members presented in Item 1 hereto.

(e)  Not applicable.

(f)

(1)  Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(2)  Not applicable.

(3)  Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Board of Trustees has designated Thomas G. Knipper as an audit committee financial expert. Mr. Knipper is considered an Independent Trustee of the Fund.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)  The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $11,500 for 2023 and $12,500 for 2024

Audit-Related Fees

(b)  The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are 0 for 2023 and $0 for 2024. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c)  The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2023 and $2,500 for 2024.

All Other Fees

(d)  The aggregate fees billed in the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024

(e)(1)      Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2)      The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)  Not applicable.

(g)  The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h)  The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item (a) of this form.

(b)	Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1(a) of this Form N-CSR

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING POLICIES AND PROCEDURES

I.   STATEMENT OF POLICY

Proxy voting is an important right of shareholders, and the Adviser must undertake reasonable care and diligence to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote its Clients’ proxies, it will vote those proxies according to its Clients’ best interests to maximize shareholder value and in accordance with these policies and procedures. For purposes of this policy, “proxies” are deemed to include the exercise of voluntary corporate actions, class actions and other rights.

II.   PROXY VOTING PROCEDURES

The CCO, a Delegate or a third party retained by the Adviser to assist in coordinating and voting proxies will:

A.	determine which accounts managed by the Adviser hold the security to which the proxy relates;

B.	determine whether any material conflict of interest exists that would inhibit the Adviser’s ability to vote the proxies objectively and in the best interest of the Client(s); and

C.	complete the proxy form and mail or electronically submit it in a timely and appropriate manner.

To determine whether a material conflict of interest exists, the Adviser should attempt to consider all factors related to a proxy vote that could affect the value of the investment. If a material conflict of interest exists, the Adviser will give the Client(s) the opportunity to vote the proxies themselves.

III.   VOTING GUIDELINES

Absent specific voting guidelines from Clients, the Adviser will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer.

For other proposals, the Adviser should determine whether a proposal is in its Clients’ best interests and may consider the following factors, among others:

A.	whether the proposal was recommended by management and the Adviser's opinion of management;

B.	whether the proposal acts to entrench existing management; and

C.	whether the proposal fairly compensates management for past and future performance.

The Adviser may refrain from voting a proxy (a) if the Adviser determines it is not in the best interest(s) of its Client(s), (b) if the security is not held as of the record date or (c) if the Adviser determines there is insufficient benefit to voting the proxy.

IV.   RECORDKEEPING

The CCO, a delegate, or a third party retained by the Adviser will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place, and Clients may obtain such files from the Adviser by submitting a written request. The party responsible for maintaining such files will keep a record of each proxy statement received, how the Adviser voted each proxy, and any document the Adviser created that was material to its voting decision or that memorializes such decision.

V.   CLASS ACTION LAWSUITS

From time to time, securities held in the accounts of Clients will be the subject of class action lawsuits. The Adviser has no obligation to determine if securities held by the Client are subject to a pending or resolved class action lawsuit. It also has no duty to evaluate a Client's eligibility or to submit a claim to participate in the proceeds of a securities class action settlement or verdict. Furthermore, the Adviser has no obligation or responsibility to initiate litigation to recover damages on behalf of Clients who may have been injured because of actions, misconduct, or negligence by corporate management of issuers whose securities are held by Clients.

Where the Adviser receives written or electronic notice of a class action lawsuit, settlement, or verdict directly relating to a Client account, it will forward all notices, proof of claim forms, and other materials, to the Client. Electronic mail is acceptable where appropriate if the Client has authorized contact in this manner.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of Monachil Capital Partners LP (the “Investment Manager”) who are primarily responsible for the day-to-day portfolio management of Monachil Credit Income Fund as of December 31, 2024:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Ali Meli	Trustee, Chairman of the Board, President and Chief Executive Officer	Since June 2021	Founder and Managing Partner, Monachil Capital Partners (financial services firm) (2019 – Present); Partner, Goldman Sachs Group (financial services firm) (2004 – 2019)	Lead Portfolio Manager

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. Information is shown as of December 31, 2024:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Ali Meli	Zero Accounts	1 Account $31 M	Zero Accounts	Zero Accounts	Zero Accounts	Zero Accounts

Conflicts of Interest

The Investment Manager and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Portfolio Manager

Mr. Meli has ownership and financial interests in and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager:
Ali Meli	Over $1,000,000

(b) Not Applicable

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Not applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4) There were no written solicitations.

(a)(5) There is no change to the registrant’s independent public accountant.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Monachil Credit Income Fund

By (Signature and Title)*	/s/ Ali Meli
Ali Meli, President
(Chief Executive Officer)

Date	March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ali Meli
Ali Meli, President
(Chief Executive Officer)

Date	March 7, 2025

By (Signature and Title)*	/s/ Joseph McNeila
Joseph McNeila, Treasurer
(Principal Financial Officer)

Date	March 7, 2025

* Print the name and title of each signing officer under his or her signature